Exhibit 10.65

CONFIDENTIAL

LOAN COMMITMENT AGREEMENT

THIS LOAN COMMITMENT AGREEMENT (this “Agreement”), is dated as of October 26, 2009, by and among NexGen Refined Coal Holdings, LLC, a Wyoming limited liability company (“NexGen”), ADA-ES, Inc., a Colorado corporation (“ADA”) and Clean Coal Solutions, LLC, a Colorado limited liability company (“CCS”). ADA, NexGen and CCS are sometimes individually referred to herein as a “party” and collectively as the “parties.”

RECITALS

A. The parties are currently parties to that certain Amended and Restated Operating Agreement of CCS (formerly known as “ADA-NexCoal, LLC”), dated as of November 3, 2006 (the “Operating Agreement”), pursuant to which ADA and NexGen, as the sole Members of CCS, have made certain contributions of capital and property to CCS.

B. ADA and NexGen anticipate that CCS will require additional contributions of capital to fund its ongoing business and operations, and NexGen, ADA, and CCS have agreed that, in accordance with this Agreement, up to $1,000,000 of the capital requirements of CCS will be funded by one or more loans from NexGen to CCS in lieu of ADA and NexGen contributing additional capital in that amount.

C. Capitalized terms not otherwise defined or referenced herein shall have the meanings ascribed to such terms in the Operating Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties do hereby agree as follows:

1. Loan Commitment.

a.	Subject to the terms and conditions hereof, NexGen hereby commits to make one or more guaranteed and secured loans (a “Loan” or “Loans”) to CCS, from time to time, in the amounts of such capital requirements of CCS not exceeding, in the aggregate, $1,000,000; provided, that, notwithstanding the foregoing, in no event shall NexGen be committed or otherwise obligated to make any Loan or series of Loans to CCS hereunder in an aggregate amount greater than twice the amount that ADA is legally permitted to guarantee, in accordance with the Guaranty (as defined below), based upon any restrictions or limitations under the SPA (as defined below), or otherwise. Interest on the principal amount of each Loan (together with the principle amount, the “Indebtedness”) shall accrue at a rate of 5% per annum, compounded quarterly, based upon a 360 day year.

b.	Prior to making any Loan, ADA, CCS, and NexGen shall enter into mutually acceptable definitive documentation in respect of the Loans, including, without limitation, a promissory note given by CCS in substantially the form attached hereto as Exhibit A-1 (the “Note”), a guaranty by ADA in substantially the form attached hereto as Exhibit A-2 (the “Guaranty”), and a security and pledge agreement in substantially the form attached hereto as Exhibit A-3, and associated financing statements, documents and instruments (collectively, the “Loan Documents”).

c.	In connection with any Loan, CCS shall provide NexGen with no less than 10 business days’ prior written notice of its desire to borrow funds from NexGen in connection with the foregoing commitment, and the amount of the requested Loan. NexGen shall have no obligation to make any Loan hereunder if an Event of Default has been declared or is continuing under any Loan.

2. Amendment to Purchase and Sale Agreement; First Amendment to Supply Agreement. In consideration of NexGen’s commitment to make the Loans in accordance with the terms hereof, (i) ADA, NexGen and CCS hereby amend that certain Purchase and Sale Agreement, dated as of November 3, 2006, by and among ADA, NexGen and CCS (formerly known as “ADA-NexCoal, LLC”) in the form attached hereto as Exhibit B-1 (the “Purchase and Sale Agreement”), and (ii) ADA and CCS hereby amend that certain Chemicals, Equipment, and Technical Engineering Services Supply Agreement, dated as of November 3, 2006, by and between ADA and CCS (formerly known as “ADA-NexCoal, LLC”) in the form attached hereto as Exhibit B-2.

3. Loan Repayment by Additional Capital Contributions. On the Maturity Date, each of ADA and NexGen shall make capital contributions to CCS proportionate to their Sharing Ratios in amounts sufficient to pay and for the purpose of paying in full all Indebtedness and other obligations to NexGen under the Loan Documents. NexGen may make such contribution of capital by it by forgiving obligations under the Loans in the amount thereof.

4. Conditions Precedent to Loans. Prior to any Loans being made by NexGen hereunder, from and after July 1, 2009 ADA and NexGen shall each fund no less than $250,000 (inclusive of the $100,000 capital paid by each of ADA and NexGen into CCS on or about July 8, 2009) toward its proportionate share of the capital needs of CCS determined in accordance with the Operating Agreement.

5. Use of Proceeds. All proceeds of the Loans shall be used solely to fund expenditures by CCS determined in accordance with the Operating Agreement, it being understood and acknowledged by ADA and NexGen that, from and after September 1, 2009, only 50% of billings associated with any “reimbursable duties” (as such term is defined and understood by the terms of the Operating Agreement) of ADA and NexGen shall be billed currently to CCS for reimbursement in accordance with CCS’ ordinary payment practices, and the balance of such billings shall be carried by the party incurring the same and shall be billed to, and payable by, CCS upon the earlier of (a) a Monetization (as such term is defined in the Purchase and Sale Agreement) or (b) June 30, 2010.

6. Representations and Warranties of ADA. ADA represents and warrants to the other parties as of the date hereof as follows:

a.	ADA is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and is duly licensed or qualified to do business and in good standing in every state in which the nature of its business or ownership of its property requires such licensing or qualification.

b.	The execution, delivery, and performance of this Agreement and the transactions contemplated hereby are within ADA’s corporate or other organizational powers. The execution, delivery, and performance of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary and appropriate corporate or other organizational action. The execution, delivery, and performance of this Agreement and the transactions contemplated hereby are not in contravention of any law or the terms of ADA’s articles of incorporation, bylaws or other organizational documents or any amendment thereto, or of any material indenture, obligation, document, instrument, contract or understanding (whether written or oral) to which ADA is a party or by which ADA or any of ADA’s material property is bound or affected; provided, however, that prior to the guarantee being given by ADA hereunder exceeding an amount of $500,000 in the aggregate, ADA shall have obtained the consent of Energy Capital Partners, I, LP and its affiliated entities (collectively “ECP”) pursuant to that certain Securities Purchase Agreement dated as of October 1, 2008 (the “SPA”).

c.	This Agreement constitutes the legal, valid, and binding obligation of ADA enforceable in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy and insolvency laws, laws affecting creditors’ rights generally or general principles of equity.

d.	No consent, license, approval, or authorization of, or registration, declaration, or filing with, any court, governmental body or authority, or other person or entity, is required in connection with the valid execution, delivery, or performance of this Agreement by ADA; provided, however, that prior to the guarantee being given by ADA hereunder exceeding an amount of $500,000 in the aggregate, ADA shall have obtained the consent of ECP pursuant to the SPA.

7. Representations and Warranties of NexGen. NexGen represents and warrants to the other parties as of the date hereof as follows:

a.	NexGen is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and is duly licensed or qualified to do business and in good standing in every state in which the nature of its business or ownership of its property requires such licensing or qualification.

b.	The execution, delivery, and performance of this Agreement and the transactions contemplated hereby are within NexGen’s corporate or other organizational powers. The execution, delivery, and performance of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary and appropriate corporate or other organizational action. The execution, delivery, and performance of this Agreement and the transactions contemplated hereby are not in contravention of any law or the terms of NexGen’s operating agreement or other organizational documents or any amendment thereto, or of any material indenture, obligation, document, instrument, contract or understanding (whether written or oral) to which NexGen is a party or by which NexGen or any of NexGen’s material property is bound or affected.

c.	This Agreement constitutes the legal, valid, and binding obligation of NexGen enforceable in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy and insolvency laws, laws affecting creditors’ rights generally or general principles of equity.

d.	No consent, license, approval, or authorization of, or registration, declaration, or filing with, any court, governmental body or authority, or other person or entity, is required in connection with the valid execution, delivery, or performance of this Agreement by NexGen.

8. Representations and Warranties of CCS. CCS represents and warrants to the other parties as of the date hereof as follows:

a.	CCS is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and is duly licensed or qualified to do business and in good standing in every state in which the nature of its business or ownership of its property requires such licensing or qualification.

b.	The execution, delivery, and performance of this Agreement and the transactions contemplated hereby are within CCS’s corporate or other organizational powers. The execution, delivery, and performance of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary and appropriate corporate or other organizational action. The execution, delivery, and performance of this Agreement and the transactions contemplated hereby are not in contravention of any law or the terms of CCS’s operating agreement or other organizational documents or any amendment thereto, or of any material indenture, obligation, document, instrument, contract or understanding (whether written or oral) to which CCS is a party or by which CCS or any of CCS’s material property is bound or affected.

c.	This Agreement constitutes the legal, valid, and binding obligation of CCS enforceable in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy and insolvency laws, laws affecting creditors’ rights generally or general principles of equity.

d.	No consent, license, approval, or authorization of, or registration, declaration, or filing with, any court, governmental body or authority, or other person or entity, is required in connection with the valid execution, delivery, or performance of this Agreement by NexGen.

9. Fees and Expenses. ADA and NexGen shall each be responsible for paying their own fees and expenses (including attorneys’ fees and expenses) in connection with the drafting, negotiation and consummation of this Agreement and the transactions contemplated hereby.

10. Indemnification. Each of the parties hereto (an “Indemnifying Party”) shall indemnify, defend and hold harmless each of the other parties, and their respective directors, officers, shareholders, managers, members, partners, agents, representatives and employees (each an “Indemnified Party”) from and against any and all suits, claims, costs, liabilities, damages, penalties, expenditures, losses, charges, fees or expenses (including reasonable attorneys’ or experts’ fees and expenses) and any other disbursements of any kind or nature whatsoever, which are incurred by, or awarded or assessed against, or imposed on any Indemnified Party arising out of, or resulting from: (i) any representation or warranty of an Indemnifying Party contained herein which shall have been false or incorrect in any material respect on and as of the date made, or (ii) any breach of or default under any term, agreement, covenant or obligation of an Indemnifying Party hereunder or otherwise in connection with any of the transactions contemplated herein.

11. Governing Law; Consent to Jurisdiction. This Agreement shall be governed in all respects by the laws of the State of Colorado, without regard to the conflict of laws provisions thereof. The parties agree that any action or proceeding to enforce, or arising out of, this Agreement may be commenced in any state or federal court of competent jurisdiction in the State of Colorado, and the parties waive personal service of process and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to ADA, CCS or NexGen, as appropriate, or as otherwise provided by the laws of the State of Colorado or the United States.

12. Further Assurances. The parties agree to enter into, execute and deliver to one another or to appropriate third parties, from time to time, any and all agreements, undertakings, instruments, consents or the like, that are or may become necessary or desirable to carry out the agreement and intent of the parties to the transactions contemplated by this Agreement and the Exhibits hereto.

13. Modification; Waiver; Cumulative Remedies. No modification or amendment of any provision of this Agreement shall be made, except by a written agreement signed by ADA, CCS and NexGen. No party shall be deemed to have waived any rights under this Agreement unless such waiver is given in writing. No delay or omission on the part of any party hereto in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of any provision of this Agreement shall not prejudice or constitute a waiver of such party’s rights otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by a party, nor any course of dealing between the parties shall constitute a waiver of any of any party’s rights or of any obligations of another party as to any future transactions. Whenever the consent of any party is required under this Agreement, the granting of such consent by such party in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of the party granting the consent in the first instance. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are in addition to any rights and remedies provided by law.

14. Counterparts. This Agreement may be executed in any number of counterparts, each of which, whether an original or a copy of such original, when so executed and delivered, shall be deemed an original by all parties hereto, but all of which shall together constitute one and the same Agreement. Transmission by facsimile or other form of electronic transmission of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart. Failure by any party hereto to deliver an hard copy, original, executed counterpart of this Agreement shall not affect the validity, enforceability and binding effect of this Agreement.

15. Headings. The subject headings used in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.

16. Severability. The provisions of this Agreement are independent of, and separable from, each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Agreement is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

17. Entire Agreement. This Agreement and the Exhibits attached hereto and incorporated herein by this reference, constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings, and agreements between such parties, whether written or oral, with respect to such transactions. Upon the parties entering into definitive documentation in respect of a Loan, such definitive documentation shall govern all of the terms and conditions of such Loan and shall supersede and replace any directly conflicting terms and conditions of this Agreement in respect thereof.

18. No Oral Agreements. Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt, including promises to extend or renew such debt, are not enforceable. To protect ADA and NexGen from misunderstanding or disappointment, any agreements covering such matters shall be contained in the Loan Documents, which shall be the complete and exclusive statement of the agreement between the parties, except as the parties may later agree in writing.

19. Successors and Assigns. The rights and obligations of the parties hereto shall be binding upon and inure to the benefit of, the respective successors and assigns of the parties.

20. No Subrogation. The parties agree and acknowledge that, to the extent ADA is required by the terms of the Guaranty to make any payments under the Guaranty to NexGen, ADA shall have no right of subrogation, reimbursement or indemnity whatsoever from or to CCS with respect thereof, except as to the rights set forth in Paragraph 21 hereof.

21. Capital Contributions for Repayment. On the Maturity Date (as such term is defined in the Note), each of ADA and NexGen shall make capital contributions to CCS proportionate to their Sharing Ratios in amounts sufficient to pay, and for the purpose of paying in full, all Indebtedness and other obligations to NexGen under the Note and the other Loan Documents. NexGen may make such contribution of capital by it by forgiving obligations under the Loans in the amount thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Loan Commitment Agreement to be duly executed as of the date first above written.

ADA-ES, INC.		CLEAN COAL SOLUTIONS, LLC

Signature:	/s/ Mark H. McKinnies	Signature:	/s/ Brian C. Humphrey
Print Name:	Mark H. McKinnies	Print Name:	Brian C. Humphrey
Title:	SVP & CFO	Title:	Manager

NEXGEN REFINED COAL HOLDINGS, LLC

Signature:	/s/ Charles S. McNeil
Print Name:	Charles S. McNeil
Title:	President

Exhibit A-1

Form of Promissory Note

Exhibit A-2

Form of Guaranty

Exhibit A-3

Form of Security and Pledge Agreement

Exhibit A-4

Form of Registration Rights Agreement

Exhibit B-1

First Amendment to Purchase and Sale Agreement

Exhibit B-2

First Amendment to Chemicals, Equipment, and Technical Engineering Services Supply Agreement